UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 7, 2024

PENN Entertainment, Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-24206	23-2234473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of Principal Executive Offices, and Zip Code)

610-373-2400
Registrant’s Telephone Number, Including Area Code

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On October 7, 2024, PENN Entertainment, Inc. (the “Company”) provided an update to investors announcing certain select preliminary financial results for the third quarter ended September 30, 2024.  A copy of the investor update is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

The information required by this Item 2.02 set forth in Item 7.01, including in Exhibit 99.2, is incorporated by reference into this Item 2.02.

The Company’s financial closing procedures for the third quarter ended September 30, 2024 are not yet complete. The select preliminary financial information presented in Exhibits 99.1 and 99.2 furnished hereto are estimates based on information available to management as of the date of this filing, have not been reviewed by the Company’s independent registered accounting firm, and are subject to change. It is possible that the final results may vary from these preliminary estimates upon completion of closing procedures and finalization of the unaudited interim consolidated financial statements. The select preliminary financial information presented does not present all information necessary for a complete understanding of the Company’s results for the quarter ended September 30, 2024, and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP.

Item 7.01.	Regulation FD Disclosure.

At 5:00 p.m. ET on October 7, 2024, the Company will host an investor event at the M Resort in Las Vegas, Nevada to update investors on the Company’s business strategy, operations and other key developments (the “Investor Presentation”).  A copy of the slide deck to be used in conjunction with the Investor Presentation is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 7.01.  The Investor Presentation slide deck is also available on our website at pennentertainment.com/corp/investors.

The Investor Presentation slide deck contains forward-looking statements about the Company’s strategic plans, goals, growth initiatives and outlook, certain preliminary estimates, and key performance indicators.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Investor Update, dated October 7, 2024, of PENN Entertainment, Inc.
99.2	Investor Presentation slide deck, dated October 7, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 7, 2024	PENN ENTERTAINMENT, INC.

		By:	/s/ Christopher Rogers
Christopher Rogers
Executive Vice President, Chief Strategy and Legal Officer and Secretary